UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 21, 2020

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City,	MO	64106
(Address of principal executive offices)		(Zip Code)

(816) 234-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
$5 Par Value Common Stock	CBSH	NASDAQ Global Select Market
Depositary Shares, each representing a 1/1000th interest in a share of 6.0% Series B Non-Cumulative Perpetual Preferred Stock	CBSHP	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A is being furnished to amend Items 2.02 and 9.01 of the Current Report on Form 8-K furnished on July 21, 2020 announcing the Second Quarter 2020 earnings of Commerce Bancshares, Inc. (the Company).

Item 2.02 Results of Operations and Financial Condition
On July 21, 2020, the Company issued a press release announcing Second Quarter 2020 earnings that was furnished under Item 2.02 of this Current Report on Form 8-K as Exhibit 99.1. Additionally, a slide presentation for investors and analysts was furnished as Exhibit 99.2 to the Current Report on Form 8-K.
The Company has prepared and furnished as Exhibit 99.1 to this Current Report on Form 8-K/A a corrected earnings release announcing the Company's Second Quarter 2020 earnings. The earnings release corrects the Tier I leverage ratio for the three months ended June 30, 2020. Subsequent to the issuance of the earnings release and furnishing with the original Form 8-K on July 21, 2020, the Company identified the ratio had been incorrectly calculated. The correction did not change the Company's net income for the three and six month periods ended June 30, 2020 that was provided in the original press release.
The information in this Current Report on Form 8-K/A, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K/A, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Commerce Bancshares, Inc. under the Securities Act of 1933, as amended.
All information included in this Current Report on Form 8-K/A is available on the Company’s Internet site at http://www.commercebank.com.

Item 9.01 Financial Statements and Exhibits

Exhibits
99.1 Corrected earnings release dated July 30, 2020
99.2  Slide presentation for investors and analysts dated July 21, 2020*
104 The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.
* Previously filed

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Paul A. Steiner
Paul A. Steiner
Controller (Chief Accounting Officer)
Date: July 30, 2020